UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
Warrants (expiring January 19, 2021)	AIG WS	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 — Other Events

Item 8.01. Other Events.

On May 11, 2020, American International Group, Inc. (“AIG”) closed the sale of $1,500,000,000 aggregate principal amount of its 2.500% Notes Due 2025 (the “2025 Notes”), $1,600,000,000 aggregate principal amount of its 3.400% Notes Due 2030 (the “2030 Notes”) and $1,000,000,000 aggregate principal amount of its 4.375% Notes Due 2050 (the “2050 Notes” and together with the 2025 Notes and the 2030 Notes, the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated May 6, 2020, between AIG and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, relating to the Notes;

•	Thirty-Ninth Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2025 Notes;

•	Fortieth Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2030 Notes;

•	Forty-First Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2050 Notes;

•	Form of the 2025 Notes;

•	Form of the 2030 Notes;

•	Form of the 2050 Notes;

•	Opinion of Sullivan & Cromwell LLP, dated May 11, 2020, as to the validity of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated May 11, 2020, as to United States federal income tax considerations relating to the Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated May 6, 2020, between AIG and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, relating to the Notes

4.1	Thirty-Ninth Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2025 Notes

4.2	Fortieth Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2030 Notes

4.3	Forty-First Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2050 Notes

4.4	Form of the 2025 Notes (included in Exhibit 4.1)

4.5	Form of the 2030 Notes (included in Exhibit 4.2)

4.6	Form of the 2050 Notes (included in Exhibit 4.3)

5.1	Opinion of Sullivan & Cromwell LLP, dated May 11, 2020, as to the validity of the Notes

8.1	Opinion of Sullivan & Cromwell LLP, dated May 11, 2020, as to United States federal income tax considerations relating to the Notes

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 6, 2020, between AIG and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, relating to the Notes

4.1	Thirty-Ninth Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2025 Notes

4.2	Fortieth Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2030 Notes

4.3	Forty-First Supplemental Indenture, dated May 11, 2020, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2050 Notes

4.4	Form of the 2025 Notes (included in Exhibit 4.1)

4.5	Form of the 2030 Notes (included in Exhibit 4.2)

4.6	Form of the 2050 Notes (included in Exhibit 4.3)

5.1	Opinion of Sullivan & Cromwell LLP, dated May 11, 2020, as to the validity of the Notes

8.1	Opinion of Sullivan & Cromwell LLP, dated May 11, 2020, as to United States federal income tax considerations relating to the Notes

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)
Date: May 11, 2020
	By:	/s/ Kristen W. Prohl
		Name:	Kristen W. Prohl
		Title:	Assistant Secretary